AMAG-423 Digoxin Immune Fab (ovine) (DIF) for the Treatment of Severe Preeclampsia September 26, 2018 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the expected development and regulatory timeline for all product candidates; AMAG’s expectations to accelerate the development timeline for the AMAG-423 program, including the number and location of study sites to be opened; AMAG’s belief that its August 2, 2018 financial guidance remains unchanged; beliefs about preeclampsia, including the potential benefits of DIF and the expected market opportunity; AMAG’s beliefs regarding the target product profile for DIF, including the presumed mechanism of action, indication, and safety profile; and AMAG’s beliefs that the proof of concept study demonstrated consistent and encouraging trends and that its current Phase 2b/3a study has potential to form the basis for accelerated approval are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, the risk that DIF will not be approved on the expected timeline or at all, including as a result of the clinical trial design and enrollment, or as a result of any safety issues that may arise as part of such trial; the risk that, even if approved, the market for AMAG-423 may be smaller than expected or AMAG may not be successful in accessing such market or otherwise realize the expected benefits of the acquisition, as well as those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10‐K for the year ended December 31, 2017, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 2

Speakers / Agenda • Transaction terms • Severe preeclampsia condition • Commercial opportunity Bill Heiden President and Chief Executive Officer • DEEP study and secondary analysis results • The role of EDLFs in preeclampsia • Phase 2b/3a trial status • Development and regulatory timeline Julie Krop, MD Chief Medical Officer © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 3

Growing Innovative Pipeline



PHASE 1
PHASE 2
PHASE 3
Regulatory Review
Approved/ Marketed
AMAG-423 Digoxin Immune Fab (ovine) (DIF)
Treatment of severe preeclampsia
Vyleesi™
Treatment of low desire or libido with associated distress in postmenopausal women
AdCom: early Q1-2019
PDUFA 03/23/19
Intrarosa Prasterone
Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women
HSDD* Indication
Feraheme ferumoxytol injection
Treatment of iron deficiency anemia
Makena hydroxyprogesterone caproate injection
Treatment to reduce recurrent preterm birth in certain at-risk women

* HSDD: Hypoactive Sexual Desire Disorder

MATERNAL HEALTH: AMAG-423

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4

AMAG-423 DIF for the Treatment of Severe Preeclampsia • Financial terms to acquire global rights to DIF for the treatment of severe preeclampsia • Severe preeclampsia: Disease overview • Significant unmet medical need and global commercial opportunity • Endogenous digitalis-like factors (EDLF) in preeclampsia • Proof of concept study: The DEEP trial results • DEEP trial secondary analysis of EDLF positive patients • Current Phase 2b/3a clinical trial design, status and go-forward plan • Development and regulatory timeline MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 5

Transaction Leverages AMAG’s Development & Commercial Capabilities and Resources Accelerate Development Timeline for a Potential Treatment with a Significant Unmet Medical Need July 2015 September 2018 • Entered into exclusive option to acquire DIF • Acquired rights to develop and market DIF for for the treatment of severe preeclampsia the treatment of severe preeclampsia • Option exercisable at completion of 2b/3a • AMAG will manage and complete the Phase trial conducted by Velo Bio 2b/3a study initiated by Velo Bio July 2015 September 2018 Upfront $10M Option exercise $25M $12.5M FDA approval milestone1 $45M $35M Aggregate sales milestones1 Total < $260M Total < $250M at annual net sales $100M-$900M $300M-$900M Royalties1 High single-digit Mid single-digit Global rights   AMAG 2018 financial guidance issued on August 2nd remains unchanged 1 Inclusive of two milestone payments, including $10M on the first $100M of gross sales, and royalties due to a previous licensor of the DIF program. MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 6

Preeclampsia and Severe Preeclampsia No Effective Treatment • Preeclampsia is a multi-system disorder that occurs only during pregnancy and the postpartum period and affects both the mother and unborn baby1 – Increasing at a rate faster than obesity and diabetes2 • Condition is characterized by hypertension, vascular abnormalities and decreased renal function, that can lead to end organ damage, intrauterine growth restriction and premature delivery3 – Leading cause of maternal morbidity and mortality and results in adverse neonatal outcomes4 – Affects approximately 140,000 pregnant women in U.S. annually5 . Severe preeclampsia impacts approximately 50,000 women with preeclampsia5,6 • No effective treatments – Current interventions do not treat underlying pathophysiology – Only “treatment” is delivery of baby (balanced between maternal and fetal risks)7 1 Preeclampsia Foundation, www.preeclampsia.org, accessed 9/21/18. 2 Stevens W et al, Short-term costs of preeclampsia to the U.S. health care system. American Journal of Obstetrics & Gynecology. September 2017, Volume 217, Issue 3, pp237- 248.e16 3 Society for Maternal Fetal Medicine Clinical Opinion: Evaluation and management of severe preeclampsia before 34 weeks' gestation. SMFM Publications Committee, with the assistance of Baha M. Sibai. AJOG 2011. 4 Task Force Report “Hypertension in Pregnancy,” issued by ACOG (November 2013). 5 Ananth, C. V., Keyes, K. M., & Wapner, R. J. (2013). Pre-eclampsia rates in the United States, 1980-2010: age-period-cohort analysis. The BMJ, 347, f6564. http://doi.org/10.1136/bmj.f6564. 6 AMAG Phase 2b/3a clinical trial population is a subset of the severe preeclampsia population. 7 Agunanne E et al, Marinobufagenin Levels in Preeclamptic Patients: A Preliminary Report. American Journal of Perinatology/Volume 28, Number 7, 2011, p 509. MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 7

Preeclampsia: Unmet Medical Need is Substantial Significant Burden to Healthcare System • Often results in premature births1, leading to serious health consequences for the baby2 – Intraventricular hemorrhage: bleeding in the brain – Necrotizing enterocolitis: severe inflammation of the bowels – Life-long developmental abnormalities – Death • Maternal complications1 – Pulmonary edema – Renal failure – Death • Cost of preeclampsia within the first 12 months of delivery is approximately $2.2B in the U.S.3 – $1.0B for mothers – $1.2B for infants 1 Sibai B et al, Pre-eclampsia, www.thelancet.com, Vol 365, February 26, 2005. 2 “Premature Birth,” Mayo Clinic (August 2018) https://www.mayoclinic.org/diseases-conditions/premature-birth/symptoms-causes/syc-20376730. Accessed 9/24/18. 3 Stevens W et al, Short-term costs of preeclampsia to the U.S. health care system. American Journal of Obstetrics & Gynecology. September 2017, Volume 217, Issue 3, pp237- 248.e16 . MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 8

Significant Market Opportunity

AMAG-423

- FDA granted **orphan status** (7-years exclusivity expected upon approval) and **fast track** review
- No current treatments for preeclampsia
  - Only "treatment" is delivery of the baby, often times very preterm[1]
- Ex-U.S. estimated incidence of severe preeclampsia: ~1.6M pregnant women[2]
  - Europe: 96,000
  - Developing countries incidence of preeclampsia is 7x higher than in developed countries[3]

Estimated U.S. market opportunity[4]


~$1B

[1] Agunanne E et al, Marinobufagenin Levels in Preeclamptic Patients: A Preliminary Report. *American Journal of Perinatology*/Volume 28, Number 7, 2011, p 509.
[2] Society for Maternal Fetal Medicine Clinical Opinion: Evaluation and management of severe preeclampsia before 34 weeks' gestation. SMFM Publications Committee, with the assistance of Baha M. Sibai. *AJOG* 2011; AMAG internal analytics.
[3] Preeclampsia Foundation, www.preeclampsia.org, accessed 9/21/18.
[4] AMAG estimate based on market research and internal analytics.

MATERNAL HEALTH: AMAG-423
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EDLFs: Contribution to Hypertension and Preeclampsia Rationale to Study DIF • EDLFs are circulating inhibitors of the Na+ K+ ATPase pump (“sodium pump”)1 – Inhibit the sodium potassium ATPase pump, which can lead to vasoconstriction, elevated blood pressure, and decreased blood flow • EDLFs have been implicated in a number of diseases including hypertension and preeclampsia1 • DIF: originally developed and currently commercialized as treatment for digoxin overdose – Binds to EDLFs, removing from the circulation2 – Reverses sodium pump inhibition1 – Potential to improve endothelial dysfunction, vasoconstriction and vascular flow associated with preeclampsia3 1 Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. American Journal of Obstetrics & Gynecology. August 2013, pp119.e1- 119.e6. 2 DigiFab® Prescribing Information, 12.1 Mechanism of Action. 3 Wang Y et al, Digoxin Immune Fab Protects Endothelial Cells from Ouabain-Induced barrier Injury. Am J Reprod Immunol. Author manuscript; available in PMC 2016 December 07. MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 10

DEEP Trial[1]: Small Proof of Concept Study

Positive Trends across Multiple Endpoints

Double-blind, placebo-controlled, randomized trial to evaluate the effect of DIF administration on maternal and fetal outcomes in severe preeclampsia

Study population and eligibility criteria
- DIF (Digibind®) (n=24, placebo n=27
- Met ACOG criteria for **severe** preeclampsia
- Enrolled between 23 weeks/5 days to 34 weeks gestational age
- Probable delivery within 72 hours
- Dosing every 6 hours for 2 days (1.6 mg/kg)

Two primary maternal endpoints
- Change in creatinine clearance at 24-48 hours
- Change in use of antihypertensive drugs

Results
- No decline in creatinine clearance observed in DIF arm, compared to decrease in placebo arm (p=0.02)
- Antihypertensive use similar between DIF and placebo (p=0.7)

Safety
- One maternal SAE in placebo arm; none in DIF arm
- Two infant deaths in placebo arm (GA 24 and 27 weeks); no deaths in DIF arm

Secondary analysis of DEEP Trial[2]
- Included patients who were EDLF positive at baseline
- 78% of DEEP patients were categorized as EDLF positive

[1] Adair CD, Buckalew VM, Graves SW, et al. Digoxin immune fab treatment for severe preeclampsia. *Am J Perinatol*. 2010;27:655-62.
[2] Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. *American Journal of Obstetrics & Gynecology*. August 2013, pp119.e1- 119.e6.

MATERNAL HEALTH: AMAG-423
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DEEP Trial[1]: Sodium Pump Activity (Surrogate for EDLF Activity)

DIF Significantly Decreased EDLF Activity (Increased Sodium Pump Function)



Sodium Pump Activity
% Change from baseline
30
25
20
15
10
5
0
-5
-10
n=21
n=19
n=19
n=20
n=15
n=12
n=22
n=21
p=0.05
p=0.10
p=0.07
0-12h
12-24h
24-48h
24-48h (LOCF)*
– DIF
– Placebo

[1] Adair CD, Buckalew VM, Graves SW, et al. Digoxin immune fab treatment for severe preeclampsia. *Am J Perinatol*. 2010;27:655-62.
* Last Observation Carried Forward.

MATERNAL HEALTH: AMAG-423
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Change in Creatinine Clearance and Relationship with EDLF Levels

Statistically Significant Preservation of Renal Function in DIF Treated Women[1]


Change in creatinine clearance from baseline (mL/min)
10
0
-10
-20
-30
-40
-50
-60
-70
n=15
n=20
p=0.02
24-48h (LOCF)
– DIF
– Placebo

Creatinine Clearance Decline in Placebo Group Correlated to EDLF Levels[2]
(measured by sodium pump activity)


Change in creatinine clearance (mL/min)
0
-10
-20
-30
-40
-50
-60
No EDLF
Lo EDLF
Hi EDLF
Plasma EDLF Levels

[1] Adair CD, Buckalew VM, Graves SW, et al. Digoxin immune fab treatment for severe preeclampsia. *Am J Perinatol*. 2010;27:655-62.
[2] Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. *American Journal of Obstetrics & Gynecology*. August 2013, pp119.e1- 119.e6.

MATERNAL HEALTH: AMAG-423
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Secondary Endpoints: Selected Maternal Outcomes in Patients Who Were EDLF Positive at Baseline1 Trends in Improvements in Maternal Outcomes in DIF Treated Patients Compared to Placebo Blurred Vision Use of Antihypertensives Pulmonary Edema p=0.136 p=0.117 p=0.035 70% 70% 70% n=12 60% 60% 60% 50% 50% 50% n=7 40% n=7 40% 40% n=6 30% 30% 30% 20% n=3 20% 20% 10% 10% 10% n=1 of use of antihypertensives of use of of patients with blurred vision blurred with patients of % % of patients with pulmonary edema pulmonary with patients of % % 0% 0% 0% DIF n=17 Placebo n=19 DIF n=17 Placebo n=19 % DIF n=17 Placebo n=19 1 Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. American Journal of Obstetrics & Gynecology. August 2013, pp119.e1- 119.e6. MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 14

Selected Neonatal Outcomes in Infants Delivered by EDLF Positive Mothers at Baseline[1]

78% of women were EDLF Positive[1]

Nonreassuring Fetal Status*



% nonreassuring fetal status
50%
40%
30%
20%
10%
0%
p=0.136
n=4
n=8
DIF n=17
Placebo n=19

Intraventricular Hemorrhage



% of neonates with IVH
50%
40%
30%
20%
10%
0%
p=0.015
n=0
n=5
DIF n=17
Placebo n=19

* Clinical signs of worsening fetal hypoxia documented as abnormal fetal blood flow by doppler imaging and/or worsening biophysical profile

[1] Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. *American Journal of Obstetrics & Gynecology*. August 2013, pp119.e1- 119.e6.

MATERNAL HEALTH: AMAG-423
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Evaluation of Neonatal Outcomes to be Used in Current Phase 2b/3a Study

DEEP Trial: Selected Neonatal Outcome Measures[1]

Intraventricular Hemorrhage (IVH) Severe (grades 3 and 4)



% of neonates with IVH
15%
10%
5%
0%
p=0.24
n=0
n=3
DIF n=24
Placebo n=27

Necrotizing Enterocolitis (NEC)



% of neonates with NEC
15%
10%
5%
0%
p=0.61
n=1
n=3
DIF n=24
Placebo n=27

Deaths



% of neonatal Deaths
15%
10%
5%
0%
p=0.49
n=0
n=2
DIF n=24
Placebo n=27

[1] Adair CD, Buckalew VM, Graves SW, et al. Digoxin immune fab treatment for severe preeclampsia. *Am J Perinatal.* 2010;27:655-62

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Significant Clinical and Mechanistic Evidence Supports Further Development Study Conclusions • EDLFs elevated in 78%1 of patients in DEEP trial (similar to a previous trial2) • Increased EDLF levels correlated with decline in creatinine clearance • Subjects who were EDLF positive showed better responses to DIF, implying potential for drug benefit • Proof of principle established in small proof of concept study demonstrating consistent and positive trends in both maternal and fetal outcomes with favorable safety profile (currently marketed drug) 1 Lam GK et al. Digoxin antibody fragment, antigen binding (Fab), treatment of preeclampsia in women with EDLF: a secondary analysis of the DEEP Trial. American Journal of Obstetrics & Gynecology. August 2013, pp119.e1- 119.e6. 2 Agunanne E et al, Marinobufagenin Levels in Preeclamptic Patients: A Preliminary Report. American Journal of Perinatology/Volume 28, Number 7, 2011,p 512, Figure 2. MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 17

Phase 2b/3a Study Design • Study design: – Multi-center, randomized, double-blind, placebo-controlled, parallel group study with DigiFab® – Dosing every 6 hours for 4 days • Study population: – 200 antepartum subjects with severe preeclampsia between 23 weeks/0 days and 31 weeks/6 days • Endpoints: – Primary outcome: composite endpoint comparing the incidence of babies who develop severe intraventricular hemorrhage, necrotizing enterocolitis or death – Secondary outcomes: change in baseline in serum creatinine, pulmonary edema, delivery latency, anti-hypertensive use, proportion of mothers with modified early obstetric warning score >=3 at 24 hours post final dose • Study update – AMAG will take over study execution and completion – Increasing study sites from 14 to approximately 50 – Considering expansion to include ex-U.S. sites MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 18

Development and Regulatory Timeline Q3-2018 Q4-2018 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 AMAG acquires global Accelerate patient enrollment in Topline data NDA filing rights to develop and Phase 2b/3a trial market DIF for treatment of severe preeclampsia MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 19

SUMMARY AMAG-423 • Addresses a serious unmet medical need with significant global commercial potential • Mechanism of action of DIF has strong scientific rationale • Proof of concept study demonstrated consistent and encouraging trends in improving neonatal and maternal outcomes with no significant safety concerns identified to date • Current Phase 2b/3a study has potential to form the basis for accelerated approval • Aligned with AMAG’s evolution to expand pipeline with innovative development stage compounds • Capitalizes on AMAG’s experience and presence in maternal/women’s healthcare MATERNAL HEALTH: AMAG-423 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 20

AMAG-423 Digoxin Immune Fab (ovine) (DIF) for the Treatment of Severe Preeclampsia September 26, 2018 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved 21